UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 3, 2024
Date of Report (Date of earliest event reported)
AIR LEASE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars,	Suite 1000N
Los Angeles,	California	90067
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AL	New York Stock Exchange
6.150% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A	AL PRA	New York Stock Exchange
3.700% Medium-Term Notes, Series A, due April 15, 2030	AL30	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2024 annual meeting of stockholders (the “Annual Meeting”) of Air Lease Corporation (the “Company”) was held on May 3, 2024.

At the Annual Meeting, the Company’s stockholders (i) elected the nine nominees identified in the table below to the Board of Directors to serve until the Company’s 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified or until his or her resignation or removal, (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, (iii) approved, on an advisory basis, the 2023 compensation of the Company’s named executive officers, and (iv) approved, on an advisory basis a frequency of “1 Year” for the frequency of future advisory votes to approved the compensation of the Company’s named executive officers. Based on consideration of the results of the advisory vote on the frequency of future advisory votes on executive officer compensation, the Company’s Board of Directors determined that the Company will hold an advisory vote on executive compensation every one year until the next required vote on the frequency of such votes.

Set forth below are the final voting tallies for the Annual Meeting:

Election of Directors

Director Nominee	For	Against	Abstain	Broker Non-Votes
Matthew J. Hart	86,243,571	7,259,434	117,233	6,552,725
Yvette Hollingsworth Clark	92,519,621	1,068,579	32,038	6,552,725
Cheryl Gordon Krongard	89,953,088	3,619,804	47,346	6,552,725
Marshall O. Larsen	89,425,697	3,843,801	350,740	6,552,725
Susan McCaw	90,662,090	2,927,805	30,343	6,552,725
Robert A. Milton	88,036,973	5,537,905	45,360	6,552,725
John L. Plueger	91,139,797	2,435,006	45,435	6,552,725
Ian M. Saines	90,747,602	2,826,416	46,220	6,552,725
Steven F. Udvar-Házy	91,055,950	2,535,909	28,379	6,552,725

Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2024

For	Against	Abstain
98,619,246	1,539,083	14,634

Advisory Approval of 2023 Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
87,629,416	5,923,842	66,980	6,552,725

Advisory Approval of the Frequency of Future Advisory Votes on Named Executive Officer Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
86,588,070	107,165	6,895,266	29,737	6,552,725

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION

Date: May 9, 2024	By:	/s/ Carol H. Forsyte
	Name:	Carol H. Forsyte
	Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

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